EXHIBIT 32.1

     CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AND RULE 13a-14(b) OR RULE 15d-14(b)
OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the annual report of Golden Queen Mining Co. Ltd. (the "Company") on Form 10-K for the fiscal year ended December 31, 2010, and amendment thereto, as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2011	/s/ Lutz Klingmann
Lutz Klingmann
Principal Executive Officer

Dated: May 20, 2011	/s/ G. Ross McDonald
G. Ross McDonald
Principal Financial Officer